Loss per share	12 Months Ended
Dec. 31, 2023
Loss per share

16. Loss per share

Net loss per common share represents net loss attributable to common shareholders divided by the weighted average number of common shares outstanding during the year.

For all the periods presented, diluted loss per share equals basic loss per share due to the anti-dilutive effect of warrants, share options and PSUs. The outstanding number and type of securities that could potentially dilute basic net loss per share in the future but would have decreased the loss per share (anti-dilutive) for the years ended December 31, 2023, 2022 and 2021 are as follows:

	December 31, 2023	December 31, 2022	December 31, 2021
	#	#	#
Warrants	10,324,043	6,482,093	6,956,795
Share Options	2,460,615	418,529	3,224,859
PSUs	—	2,420,104	—
	12,784,658	9,320,726	10,181,654